                                                                    EXHIBIT 99.1

                          TRANSOCEAN SEDCO FOREX INC.

                       LETTER OF TRANSMITTAL AND CONSENT
                                      FOR
                    TENDER OF THE FOLLOWING SERIES OF NOTES
                    ISSUED BY TRANSOCEAN SEDCO FOREX INC.'S
            INDIRECT WHOLLY-OWNED SUBSIDIARY, R&B FALCON CORPORATION

         6.50% R&B FALCON                    6.75% R&B FALCON                     6.95% R&B FALCON
          NOTES DUE 2003                      NOTES DUE 2005                       NOTES DUE 2008
         IN EXCHANGE FOR                     IN EXCHANGE FOR                      IN EXCHANGE FOR
   6.50% TRANSOCEAN SEDCO FOREX        6.75% TRANSOCEAN SEDCO FOREX         6.95% TRANSOCEAN SEDCO FOREX
          NOTES DUE 2003                      NOTES DUE 2005                       NOTES DUE 2008

        7.375% R&B FALCON                   9.125% R&B FALCON                     9.50% R&B FALCON
          NOTES DUE 2018                      NOTES DUE 2003                       NOTES DUE 2008
         IN EXCHANGE FOR                     IN EXCHANGE FOR                      IN EXCHANGE FOR
  7.375% TRANSOCEAN SEDCO FOREX       9.125% TRANSOCEAN SEDCO FOREX         9.50% TRANSOCEAN SEDCO FOREX
          NOTES DUE 2018                      NOTES DUE 2003                       NOTES DUE 2008

                         PURSUANT TO THE PROSPECTUS AND
                         CONSENT SOLICITATION STATEMENT

                             DATED JANUARY 31, 2002



THE CONSENT PAYMENT DEADLINE FOR EACH EXCHANGE OFFER (THAT IS, THE TIME BY WHICH HOLDERS MUST TENDER THE APPLICABLE SERIES OF R&B FALCON NOTES IN ORDER TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT) WILL BE MIDNIGHT, NEW YORK CITY TIME, ON FEBRUARY 13, 2002, UNLESS EXTENDED. CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE CONSENT PAYMENT DEADLINE.



EACH EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 1, 2002, UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                         DELIVER TO THE EXCHANGE AGENT:

                          MELLON INVESTOR SERVICES LLC


  BY MAIL (REGISTERED OR CERTIFIED                 BY HAND:                      BY OVERNIGHT DELIVERY:
          MAIL RECOMMENDED):

     Reorganization Department            Reorganization Department            Reorganization Department
        Post Office Box 3301                     120 Broadway                      85 Challenger Road
     South Hackensack, NJ 07606                   13th Floor                       Mail Stop -- Reorg
                                           New York, New York 10271            Ridgefield Park, NJ 07660


            BY FACSIMILE TRANSMISSION (ELIGIBLE INSTITUTIONS ONLY):

                                 (201) 296-4293

                        CONFIRM FACSIMILE BY TELEPHONE:

                                 (201) 296-4860

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT ("LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Questions regarding the exchange offers and consent solicitations or the completion of this Letter of Transmittal should be directed to Mellon Investor Services LLC, the Information Agent, at the following telephone number, toll-free: (877) 698-6865.


     Transocean Sedco Forex Inc, a Cayman Islands company ("Transocean Sedco Forex"), is offering, upon the terms and subject to the conditions set forth in the Prospectus and Consent Solicitation Statement (the "Prospectus") and this Letter of Transmittal:


          $1,000 principal amount of Transocean Sedco Forex's 6.50% Notes due April 15, 2003 (the "Transocean Sedco Forex 6.50% Notes") in exchange for each $1,000 principal amount of outstanding 6.50% Notes due April 15, 2003 of R&B Falcon Corporation (the "R&B Falcon 6.50% Notes") properly tendered and accepted;

          $1,000 principal amount of Transocean Sedco Forex's 6.75% Notes due April 15, 2005 (the "Transocean Sedco Forex 6.75% Notes") in exchange for each $1,000 principal amount of outstanding 6.75% Notes due April 15, 2005 of R&B Falcon Corporation (the "R&B Falcon 6.75% Notes") properly tendered and accepted;

          $1,000 principal amount of Transocean Sedco Forex's 6.95% Notes due April 15, 2008 (the "Transocean Sedco Forex 6.95% Notes") in exchange for each $1,000 principal amount of outstanding 6.95% Notes due April 15, 2008 of R&B Falcon Corporation (the "R&B Falcon 6.95% Notes") properly tendered and accepted;

          $1,000 principal amount of Transocean Sedco Forex's 7.375% Notes due April 15, 2018 (the "Transocean Sedco Forex 7.375% Notes") in exchange for each $1,000 principal amount of outstanding 7.375% Notes due April 15, 2018 of R&B Falcon Corporation (the "R&B Falcon 7.375% Notes") properly tendered and accepted;

          $1,000 principal amount of Transocean Sedco Forex's 9.125% Notes due December 15, 2003 (the "Transocean Sedco Forex 9.125% Notes") in exchange for each $1,000 principal amount of outstanding 9.125% Notes due December 15, 2003 of R&B Falcon Corporation (the "R&B Falcon 9.125% Notes") properly tendered and accepted; and

          $1,000 principal amount of Transocean Sedco Forex's 9.50% Notes due December 15, 2008 (the "Transocean Sedco Forex 9.50% Notes") in exchange for each $1,000 principal amount of outstanding 9.50% Notes due December 15, 2008 of R&B Falcon Corporation (the "R&B Falcon 9.50% Notes") properly tendered and accepted.

     The R&B Falcon 6.50% Notes, the R&B Falcon 6.75% Notes, the R&B Falcon 6.95% Notes, the R&B Falcon 7.375% Notes, the R&B Falcon 9.125% Notes and the R&B Falcon 9.50% Notes are collectively referred to as the "R&B Falcon Notes." The Transocean Sedco Forex 6.50% Notes, the Transocean Sedco Forex 6.75% Notes, the Transocean Sedco Forex 6.95% Notes, the Transocean Sedco Forex 7.375% Notes, the Transocean Sedco Forex 9.125% Notes and the Transocean Sedco Forex 9.50% Notes are collectively referred to as the "Transocean Sedco Forex Notes." The exchange offers with respect to the above series of R&B Falcon Notes are collectively referred to as the "Exchange Offers."

     This Letter of Transmittal is to be used to accept one or more of the Exchange Offers if the applicable R&B Falcon Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at DTC and instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP"). Unless you intend to tender R&B Falcon Notes through ATOP you should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to the Exchange Offers.

     Holders of R&B Falcon Notes tendering R&B Falcon Notes by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the applicable Exchange Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an "agent's message" (as described in the Prospectus) to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent's message.


     Holders tendering R&B Falcon Notes pursuant to the Exchange Offers will thereby consent to certain proposed amendments to the indentures under which R&B Falcon Corporation ("R&B Falcon") issued such R&B Falcon Notes, as described in the Prospectus. The completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent's message in lieu thereof) constitutes the delivery of a consent with respect to the R&B Falcon Notes tendered.


     Subject to the terms and conditions of the Exchange Offers and the consent solicitation and applicable law, Transocean Sedco Forex will deposit, or, in the case of any applicable consent payments, cause R&B Falcon to deposit, with the Exchange Agent:

     - Transocean Sedco Forex Notes of the applicable series (in book-entry form), and

     - cash representing the consent payment, if any, as described in the Prospectus.

     This will occur on the third business day following the expiration date of the Exchange Offer or as soon as practicable thereafter (the "Exchange Date").


     The Exchange Agent will act as agent for the tendering holders for the purpose of receiving payments from R&B Falcon and the Transocean Sedco Forex Notes from Transocean Sedco Forex and then delivering payments and Transocean Sedco Forex Notes (in book-entry form) to or at the direction of those holders. The Exchange Agent will make this delivery on the same day Transocean Sedco Forex deposits the Transocean Sedco Forex Notes and causes R&B Falcon to deposit the payment for the R&B Falcon Notes accepted for exchange, or as soon thereafter as practicable.


TENDER OF R&B FALCON NOTES

     To effect a valid tender of R&B Falcon Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled "Description of R&B Falcon Notes Tendered and in Respect of which a Consent is Given" below and sign this Letter of Transmittal where indicated.

     The Transocean Sedco Forex Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned's custodian as specified in the table below, and the appropriate consent payment, if any, will be made by check to the undersigned (unless specified otherwise in the "Special Issuance and Payment Instructions" or "Special Delivery Instructions" below) in New York Clearing House funds, on the Exchange Date or as soon as practicable thereafter. Failure to provide the information necessary to effect delivery of Transocean Sedco Forex Notes will render a tender defective and Transocean Sedco Forex will have the right, which it may waive, to reject such tender.

--------------------------------------------------------------------------------
  DESCRIPTION OF R&B FALCON NOTES TENDERED AND IN RESPECT OF WHICH CONSENT IS
                                     GIVEN

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       R&B FALCON NOTE(S)
                                                               ------------------------------------------------------------------
                                                                    TITLE              AGGREGATE PRINCIPAL            PRINCIPAL
                                                                     OF                AMOUNT REPRESENTED              AMOUNT
                                                                   SERIES              BY R&B FALCON NOTES            TENDERED*
  NAME OF DTC PARTICIPANT AND PARTICIPANT'S ACCOUNT NUMBER
             IN WHICH R&B FALCON NOTES ARE HELD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  * The principal amount of each series of R&B Falcon Notes tendered hereby must be in a denomination of $1,000 or any integral multiple thereof. See instruction 3.
--------------------------------------------------------------------------------

Ladies and Gentlemen:


     The undersigned hereby (a) tenders to Transocean Sedco Forex Inc., upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (collectively, the "Terms and Conditions"), receipt of which is hereby acknowledged, the principal amount or amounts of each series of R&B Falcon Notes indicated in the table above entitled "Description of R&B Falcon Notes Tendered and in Respect of Which Consent is Given" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the series of R&B Falcon Notes indicated in such table) and (b) consents, with respect to such principal amount or amounts of each such series of R&B Falcon Notes, to the proposed amendments described in the Prospectus to the indenture under which such R&B Falcon Notes were issued and to the execution of a supplemental indenture (each, a "Supplemental Indenture") effecting such amendments.


     The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that after the consent payment deadline, the consent may not be revoked.

     If the undersigned is not the registered holder of the R&B Falcon Notes indicated in the table above entitled "Description of R&B Falcon Notes Tendered and in Respect of which Consent is Given" or such holder's legal representative or attorney-in-fact (or, in the case of R&B Falcon Notes held through DTC, the DTC participant for whose account such R&B Falcon Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a consent in respect of such R&B Falcon Notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal.


     The undersigned understands that Transocean Sedco Forex's obligation to consummate the Exchange Offer for any series of R&B Falcon Notes and cause R&B Falcon to make consent payments relating to that Exchange Offer is conditioned on, among other things, the receipt (and no withdrawal) of consents to the amendments to the indentures with respect to the R&B Falcon Notes from the holders of record as of the close of business on February 13, 2002 (such time and date being herein referred to as the "Record Date") of a majority in principal amount of each of the six series of R&B Falcon notes (the "Consent Condition"), although Transocean Sedco Forex will be free to waive this or any other condition with respect to any or all of the Exchange Offers.


     The undersigned understands that, upon the terms and subject to the conditions of the Exchange Offers, R&B Falcon Notes of any series properly tendered and accepted and not withdrawn will be exchanged for Transocean Sedco Forex Notes of the corresponding series. The undersigned understands that, under certain circumstances, Transocean Sedco Forex may not be required to accept any of the R&B Falcon Notes tendered (including any such R&B Falcon Notes tendered after the expiration date). If any R&B Falcon Notes are not accepted for exchange for any reason or if R&B Falcon Notes are withdrawn, such unexchanged or withdrawn R&B Falcon Notes will be returned without expense to the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the applicable Exchange Offer.

     Subject to, and effective upon, acceptance for exchange of, and payment for, the principal amount of each series of R&B Falcon Notes tendered hereby upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby

          (1) sells, assigns and transfers to or upon the order of Transocean Sedco Forex, all right title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, such R&B Falcon Notes,

          (2) waives any and all rights with respect to such R&B Falcon Notes (including any existing or past defaults and their consequences in respect of such R&B Falcon Notes), and


          (3) releases and discharges Transocean Sedco Forex, R&B Falcon and the trustee under the indentures related to the R&B Falcon Notes (the "R&B Falcon trustee"), from any and all claims the undersigned may have now or in the future, arising out of or related to such R&B Falcon Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such R&B Falcon Notes (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of such R&B Falcon Notes.



     The undersigned understands that tenders of R&B Falcon Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by Transocean Sedco Forex, will constitute a binding agreement between the undersigned and Transocean Sedco Forex upon the Terms and Conditions.


     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the R&B Falcon Notes tendered hereby (with full knowledge that the Exchange Agent also acts as the agent of Transocean Sedco Forex) with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

          (1) transfer ownership of such R&B Falcon Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of Transocean Sedco Forex,

          (2) present such R&B Falcon Notes for transfer of ownership on the books of Transocean Sedco Forex,

          (3) deliver to Transocean Sedco Forex and the R&B Falcon trustee this Letter of Transmittal as evidence of the undersigned's consent to the proposed amendments and as certification that the Consent Condition has been satisfied, and

          (4) receive all benefits and otherwise exercise all rights of beneficial ownership of such R&B Falcon Notes,

all in accordance with the terms of the Exchange Offers, as described in the Prospectus.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned hereby represents and warrants that:


          (1) the undersigned (i) has full power and authority to tender the R&B Falcon Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such R&B Falcon Notes and (ii) either has full power and authority to consent to the proposed amendments to the indenture or indentures relating to such R&B Falcon Notes or is delivering a duly executed consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority, and


          (2) the R&B Falcon Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such R&B Falcon Notes by Transocean Sedco Forex,

     Transocean Sedco Forex will acquire good, indefeasible and unencumbered title to such R&B Falcon Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Transocean Sedco Forex.

          (3) The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Transocean Sedco Forex to be necessary or desirable to complete the sale assignment and transfer of the R&B Falcon Notes tendered hereby, to perfect the undersigned's consent to the proposed amendments or to complete the execution of the Supplemental Indentures.

     The undersigned understands that tenders of R&B Falcon Notes may be withdrawn at any time prior to the expiration date of the applicable Exchange Offer and consents may be revoked at any time prior to the consent payment deadline. A valid withdrawal of tendered R&B Falcon Notes prior to the consent payment deadline will constitute the concurrent valid revocation of such holder's related consent. For a holder to revoke a consent a holder must withdraw the related tendered R&B Falcon Notes prior to the consent payment deadline. A tender of R&B Falcon Notes may not be withdrawn at any time after the expiration date of the applicable Exchange Offer unless the Exchange Offer is extended with changes in the terms thereof that are materially adverse to the tendering holder, in which case tenders of R&B Falcon Notes may be withdrawn under the conditions described in the extension. A notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedures set forth in the Prospectus.

     If any of the Exchange Offers is amended in a manner determined by Transocean Sedco Forex to constitute a material change, Transocean Sedco Forex will promptly disclose such amendment to the holders of the applicable series of R&B Falcon Notes, and Transocean Sedco Forex will extend such Exchange Offer to a date five to ten business days after disclosing the amendment, depending on the significance of the amendment and the manner of disclosure to the holders if such Exchange Offer would otherwise have expired during such five to ten business day period.

     Unless otherwise indicated under "Special Issuance and Payment Instructions," please issue the check for any applicable consent payment for any R&B Falcon Notes accepted for exchange in the name of the undersigned or the undersigned's custodian as specified in the table entitled "Description of R&B Falcon Notes Tendered and in Respect of which Consent is Given," and credit the DTC account specified therein for any book-entry transfers of R&B Falcon Notes not accepted for exchange. If the "Special Issuance and Payment Instructions" are completed, please issue the check for any applicable consent payment for any R&B Falcon Notes accepted for exchange, and credit the DTC account specified for any book-entry transfers of R&B Falcon Notes not accepted for exchange, in the name of the person or account indicated under "Special Issuance and Payment Instructions."

     Unless otherwise indicated under "Special Delivery Instructions," please mail the check for any applicable consent payment for any R&B Falcon Notes accepted for exchange to the undersigned at the address shown below the undersigned's signature(s). If the "Special Delivery Instructions" are completed, please issue the check for any applicable consent payment for any R&B Falcon Notes accepted for exchange in the name of the person at the address indicated under "Special Delivery Instructions."

     If both the "Special Issuance and Payment Instructions" and "Special Delivery Instructions" are completed please mail the check for any applicable consent payment for any R&B Falcon Notes accepted for exchange, and credit the DTC account for any book-entry transfers of R&B Falcon Notes not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under "Special Issuance and Payment Instructions" and "Special Delivery Instructions."

     The undersigned recognizes that Transocean Sedco Forex has no obligations under the "Special Issuance and Payment Instructions" or the "Special Delivery Instructions" provisions of this Letter of Transmittal to effect the transfer of any R&B Falcon Notes from the holder(s) thereof if Transocean Sedco Forex does not accept for exchange any of the principal amount of the R&B Falcon Notes tendered pursuant to this Letter of Transmittal.

                  A. SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 5)

     To be completed ONLY if R&B Falcon Notes in a principal amount not accepted for exchange are to be issued in the name of, and/or the check for the applicable consent payment, if any, is to be sent to, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal.

     Please issue (indicate one or both)


     [ ] R&B Falcon Notes not accepted for exchange,



     [ ] the check for the applicable consent payment, if any, to


Name of DTC
Participant:

                             ---------------------------------------------------

                                 (PLEASE PRINT)

DTC Participant Account No.:
                             ---------------------------------------------------

Contact at DTC Participant:
                            ----------------------------------------------------

                        B. SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 3, 4, 5 AND 6)

     To be completed ONLY if the check for the applicable consent payment is to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown below such signatures:

     Please send the check to:

Name:
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                   IMPORTANT
                                PLEASE SIGN HERE
  (To be Completed by all Tendering and Consenting Holders of R&B Falcon Notes
                  except Holders executing through DTC's ATOP)
              (Please Complete Accompanying Form W-8 or Form W-9)

    By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the proposed amendments to the relevant indenture or indentures (and to the execution of the Supplemental Indenture or Supplemental Indentures effecting such amendments) with respect to, the principal amount of each series of R&B Falcon Notes indicated in the table above entitled "Description of R&B Falcon Notes Tendered and in Respect of which Consent is Given."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Signature(s))

    (If a holder is tendering any R&B Falcon Notes this Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or, if the R&B Falcon Notes tendered hereby are tendered by a participant in DTC, exactly as such participant's name appears on a securities position listing of DTC. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled Capacity (full title) and submit evidence satisfactory to the Exchange Agent and Transocean Sedco Forex of such person's authority to so act. See Instruction 4.)

Dated

------------------------------, 2002


Name(s):
         -----------------------------------------------------------------------
--------------------------------------------------------------------------------
                             (Please Type or Print)


Capacity (full title):

                         -------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone Number:
                                 -----------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                        (If Required. See Instruction 4)

    Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:
                      ----------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated
------------------------------, 2002

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS


     1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by holders if tender of R&B Falcon Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC and instructions are not being transmitted through ATOP.

     A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all R&B Falcon Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein before the expiration date of the applicable Exchange Offer.

     Any financial institution that is a participant in DTC may electronically transmit its acceptance of the applicable Exchange Offer by causing DTC to transfer R&B Falcon Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer prior to the expiration date. The Exchange Agent will make available its general participant account at DTC for the R&B Falcon Notes for purposes of the Exchange Offers.

     Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to Transocean Sedco Forex, R&B Falcon, DTC or Goldman Sachs & Co., the Dealer Managers.

     The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

     Neither Transocean Sedco Forex nor the Exchange Agent is under any obligation to notify any tendering holder of Transocean Sedco Forex's acceptance of tendered R&B Falcon Notes prior to the expiration of the Exchange Offers.

     2. Delivery of Transocean Sedco Forex Notes. Transocean Sedco Forex Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder's custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled "Description of the R&B Falcon Notes Tendered and in Respect of which Consent is Given." Failure to do so will render a tender of R&B Falcon Notes defective and Transocean Sedco Forex will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Transocean Sedco Forex Notes delivered pursuant to the Exchange Offers and to obtain the information necessary to complete the table.

     3. Amount of Tenders. Tenders of R&B Falcon Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of R&B Falcon Notes tendered in respect of which a consent is given.

     4. Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures. For purposes of this Letter of Transmittal the term "registered holder" means an owner of record as well as any DTC participant that has R&B Falcon Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion

Signature Program or the Stock Exchange Medallion Program (each, a "Medallion Signature Guarantor"). Signatures on this Letter of Transmittal need not be guaranteed if:

     - this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the R&B Falcon Notes and the holder(s) has/have not completed either of the boxes entitled "Special Issuance and Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or

     - the R&B Falcon Notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as the terms are defined in the Rule):

          (a) a bank,

          (b) a broker dealer municipal securities dealer, municipal securities broker government securities dealer or government securities broker,

          (c) a credit union,

          (d) a national securities exchange, registered securities association or clearing agency, or

          (e) a savings institution that is a participant in a Securities Transfer Association recognized program.

     If any of the R&B Falcon Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

     Transocean Sedco Forex will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent's message, you waive any right to receive any notice of the acceptance of your R&B Falcon Notes for exchange.

     If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Transocean Sedco Forex, evidence satisfactory to Transocean Sedco Forex of their authority to so act must be submitted with this Letter of Transmittal.

     Beneficial owners whose tendered R&B Falcon Notes are registered in the name of a broker, dealer commercial bank, trust company or other nominee must contact such broker dealer, commercial bank, trust company or other nominee if they desire to tender such R&B Falcon Notes.

     5. Special Issuance and Delivery Instructions. If a check is to be issued with respect to the consent payment, if any, on the R&B Falcon Notes tendered hereby to a person or to an address other than as indicated in the table entitled "Description of the R&B Falcon Notes Tendered and in Respect of which Consent is Given," the signer of this Letter of Transmittal should complete the "Special Issuance and Payment Instructions" and/or "Special Delivery Instructions" boxes on this Letter of Transmittal. All R&B Falcon Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which R&B Falcon Notes were delivered.

     6. Transfer Taxes. Transocean Sedco Forex will pay all transfer taxes, if any, applicable to the transfer and sale of R&B Falcon Notes to Transocean Sedco Forex in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

          (a) if Transocean Sedco Forex Notes in book-entry form are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal, or

          (b) if tendered R&B Falcon Notes are registered in the name of any person other than the person signing this Letter of Transmittal.

     If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such holder and/or withheld from any payments due with respect to the R&B Falcon Notes tendered by such holder.

     7. U.S. Federal Backup Withholding, Tax Identification Number. U.S. federal income tax law requires that the holder(s) of any R&B Falcon Notes that are accepted for exchange (or other payee) provide the Exchange Agent (as payer) with the holder's correct taxpayer identification number ("TIN") or otherwise establish a basis for an exemption from backup withholding. In the case of a holder who is an individual (other than a resident alien) the TIN is his or her social security number. For holders other than individuals, such holders' TINs are their employer identification numbers. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements but must establish that they are so exempt. Each holder should consult with a tax advisor regarding obtaining such exemption.

     If the Exchange Agent is not provided with either (1) a completed Substitute Form W-9 indicating a correct TIN or an adequate basis for an exemption or (2) a completed IRS Form W-8BEN (Certificate of Foreign Status), the holder (or other payee) may be subject to backup withholding on consent payments and payments made in exchange for any R&B Falcon notes. The holder may also be subject to a penalty of $50 imposed by the Internal Revenue Service. A Substitute Form W-9 is provided below. An IRS Form W-8BEN may be obtained from the Exchange Agent. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of persons subject to backup withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.


     To prevent backup withholding, each holder of tendered R&B Falcon Notes must either (1) provide a completed Substitute Form W-9 and indicate (a) a correct TIN or (b) an adequate basis for an exemption or (2) provide a completed IRS Form W-8BEN.


     Each of Transocean Sedco Forex and R&B Falcon reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

     8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered R&B Falcon Notes will be determined by Transocean Sedco Forex in its sole discretion, which determination will be final and binding. Transocean Sedco Forex reserves the absolute right to reject any and all tenders of R&B Falcon Notes not in proper form or any R&B Falcon Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Transocean Sedco Forex also reserves the absolute right to waive any defect or irregularity in tenders of R&B Falcon Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the Exchange Offer and consent solicitation (including this Letter of Transmittal and the instructions hereto) by Transocean Sedco Forex shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of R&B Falcon Notes must be cured within such time as Transocean Sedco Forex shall determine. None of Transocean Sedco Forex, R&B Falcon, the Exchange Agent, the Information Agent, the Dealer

Managers or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of R&B Falcon Notes, nor shall any of them incur any liability for failure to give such notification.

     Tenders of R&B Falcon Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any R&B Falcon Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the expiration date of the applicable Exchange Offer or the withdrawal or termination of such Exchange Offer.

     9. Waiver of Conditions. Transocean Sedco Forex reserves the absolute right to amend or waive any of the conditions in any or all of the Exchange Offers and consent solicitations concerning any R&B Falcon Notes.

     10. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption "The Exchange Offers -- Withdrawal of Tenders and Revocation of Corresponding Consents."

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated herein.

IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a holder who tenders R&B Falcon Notes for payment and who delivers a consent is required to (1) provide the Exchange Agent (as payer) with such holder's correct TIN or Substitute Form W-9 (a copy of which, along with instructions, is enclosed) and certify that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding, or
(2) provide the Exchange Agent with a completed IRS Form W-8BEN to certify foreign status. If such holder is an individual the TIN is his or her social security number. If a holder is a resident alien, such holder is not eligible to obtain a social security number and must provide the payer with an IRS individual taxpayer identification number (ITIN). If the Exchange Agent is not provided with the correct TIN, an adequate basis for exemption or an IRS Form W-8BEN, a $50 penalty may be imposed by the IRS, and consent payments and payments made in exchange for any R&B Falcon notes may be subject to backup withholding.

     Certain holders (including, among others, certain foreign persons) are not subject to backup withholding and reporting requirements. Exempt holders (other than certain foreign persons) should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that holder's exempt status. An IRS Form W-8BEN may be obtained from the Exchange Agent.


     If backup withholding applies the Exchange Agent is required to withhold a portion (currently 30%) of the consent payments and may be required to withhold on a portion of the payments made in exchange for any R&B Falcon notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.


     If the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the holder should indicate this as described in the instructions to Substitute Form W-9. Notwithstanding that this may be the case, the Exchange Agent will withhold 30% of the consent payments and payments made in exchange for any R&B Falcon notes prior to the time a properly certified TIN is provided to the Exchange Agent.

     The holder is required to give the Exchange Agent the correct TIN (e.g. Social Security Number or Employer Identification Number) of the record owner of the R&B Falcon Notes. If the R&B Falcon Notes are registered in more than one name or are not registered in the name of the actual owner consult the section entitled "Guidelines for Determining the Proper Identification Number to Give the Payer" in the instructions to Substitute Form W-9 for guidance on which number to report.

     HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICABILITY OF BACKUP WITHHOLDING REQUIREMENTS AND EXEMPTIONS THEREFROM. ADDITIONAL FORMS AND INSTRUCTIONS CAN BE OBTAINED FROM THE INTERNAL REVENUE SERVICE.

     In order to tender, a holder of R&B Falcon Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC's Automated Tender Offer Program.

     The Exchange Agent for the Exchange Offers and consent solicitations is:

                          MELLON INVESTOR SERVICES LLC


    BY MAIL (REGISTERED OR                 BY HAND:                 BY OVERNIGHT DELIVERY:
  CERTIFIED MAIL RECOMMENDED):
   Reorganization Department       Reorganization Department       Reorganization Department
     Post Office Box 3301                120 Broadway                 85 Challenger Road
  South Hackensack, NJ 07606              13th Floor                   Mail Stop--Reorg
                                   New York, New York 10271        Ridgefield Park, NJ 07660


            BY FACSIMILE TRANSMISSION (ELIGIBLE INSTITUTIONS ONLY):

                                 (201) 296-4293

                        CONFIRM FACSIMILE BY TELEPHONE:

                                 (201) 296-4860

     Any questions or requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal or related documents may be directed to the Information Agent at its telephone numbers set forth below. A holder may also contact the Dealer Managers at their telephone number set forth below or such holder's custodian bank depositary broker, trust company or other nominee for assistance concerning the Exchange Offers and consent solicitations.

     The Information Agent for the Exchange Offers and consent solicitations is:

     Mellon Investor Services LLC

     44 Wall Street--7th Floor

     New York, New York 10005
     Attn: Grainne McIntyre
     Toll Free: (877) 698-6865
     Banks and Brokers: (917) 320-6286

     The Dealer Managers for the Exchange Offers and consent solicitations are:

     Goldman, Sachs & Co.
     Liability Management Group
     29th Floor, 85 Broad Street
     New York, New York 10004
     Toll Free (800) 828-3182


 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT (OR   --------------------------------
                                    COMPLETE PART 3) AND CERTIFY BY SIGNING AND DATING BELOW    Social Security Number
 FORM W-9
                                                                                                OR
                                                                                               --------------------------------
                                                                                                Employer Identification Number
---------------------------------------------------------------------------------------------------------------------------------

 Department of the Treasury         PART 2 -- Certification -- Under penalties of perjury, I    PART 3 --
 Internal Revenue Service           certify that:
                                                                                                Awaiting TIN [ ]
 PAYOR'S REQUEST FOR                (1) The number shown on this form is my correct Taxpayer
 TAXPAYER                               Identification Number (or I have checked the box in     Please Complete the Certificate
 IDENTIFICATION                         part 3 and executed the certificate of awaiting         of Awaiting Taxpayer
 NUMBER (TIN)                           taxpayer identification number below),                  Identification Number below.
 -----------------------------      (2) I am not subject to backup withholding either because
 Name                               I have not been notified by the Internal Revenue Service
                                        ("IRS") that I am subject to backup withholding as a
-----------------------------           result of failure to report all interest or dividends,
 Address (Number and Street)            or because the IRS has notified me that I am no longer
-----------------------------           subject to backup withholding, and
 City, State and Zip Code
                                    (3) I am a U.S. Person (including a U.S. resident alien).
                                   ----------------------------------------------------------------------------------------------
                                    Certificate Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                    SIGNATURE  __________   DATE  _________________  , 2002
---------------------------------------------------------------------------------------------------------------------------------


   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT
                            SOLICITATION STATEMENT.


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                            THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 30% of all reportable payments made to me thereafter, and 30% of a withdrawal to the extent of reportable payments made to me during the 60-day period, will be withheld until I provide a number.

------------------------------------------------------------      ----------------------------, 2002
Signature                                                                        Date

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.



------------------------------------------------------------
                                         GIVE THE
                                         SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                NUMBER OF --
------------------------------------------------------------
 1.  An individual's account             The individual

 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)

 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)

 4.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)

     b. So-called trust account that is The actual owner(1) not a legal or valid trust under State law

 5.  Sole proprietorship account         The owner(3)
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
                                         IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                NUMBER FOR --
------------------------------------------------------------


 6.  A valid trust, estate or pension    The legal entity(5)
     trust

 7.  Corporate account                   The corporation

 8.  Association, club, religious,       The organization
     charitable, educational, or other
     tax-exempt organization

 9.  Partnership account                 The partnership

10.  A broker or registered nominee      The broker or
                                         nominee

15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district
     or prison) that receives
     agricultural program payments
------------------------------------------------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

                                     PAGE 2
OBTAINING A NUMBER
If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at WWW.IRS.GOV.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payment of dividends and patronage dividends not generally subject to backup withholding including following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) distributions made by an ESOP.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including the exempt-interest dividends under section 852)
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage or student loan interest paid to you.
Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. Complete the Substitute Form W-9 as follows:

ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ACROSS THE FACE OF THE FORM, SIGN, DATE, AND RETURN THE FORM TO THE PAYER.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS.--If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.